UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2018

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

13215 Bee Cave Parkway, Suite B-300
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2018, Gregory A. Dowell, Executive Vice President and Chief Financial Officer of Summit Hotel Properties, Inc. (the “Company”), retired from the Company. There were no disagreements between Mr. Dowell and the Company. Mr. Dowell’s intention to retire was previously reported by the Company on its Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on November 13, 2017 (the “November 2017 8-K”). The separation agreement and mutual general release agreement Mr. Dowell entered into with the Company in connection with his planned retirement was previously reported by the Company on its Current Report on Form 8-K filed with the SEC on January 26, 2018 (the “January 2018 8-K”). The Company previously reported on the January 2018 8-K that Mr. Dowell and the Company would enter into a supplemental mutual general release agreement and two amendments to two stock award agreements (performance-based shares) upon his retirement. On March 31, 2018, Mr. Dowell and the Company entered into such supplemental mutual general release agreement and two amendments. The January 2018 8-K is hereby incorporated by reference herein.

On March 31, 2018, the appointment by the Board of Directors of the Company (the “Board”) of Jonathan P. Stanner as the Company’s Executive Vice President and Chief Financial Officer became effective. The appointment was previously reported by the Company on the November 2017 8-K. Mr. Stanner, 37 years old, served as Executive Vice President and Chief Investment Officer of the Company from April 17, 2017, when he joined the Company, to March 31, 2018. Prior to joining the Company, Mr. Stanner served as Chief Executive Officer of Strategic Hotels & Resorts, Inc. (“Strategic Hotels”), which was publicly traded until being sold to an affiliate of The Blackstone Group L.P. in December 2015. Mr. Stanner held increasingly senior positions with Strategic Hotels since he joined that company in 2005, including Director of Corporate Finance, Senior Vice President - Capital Markets, Acquisitions, Treasurer and Chief Financial Officer, and Chief Executive Officer. Prior to joining Strategic Hotels, Mr. Stanner was an investment banking analyst with Banc of America Securities. Mr. Stanner earned a Bachelor of Science in Management and a Master of Business Administration, both from the Krannert School of Management at Purdue University.

The Company and Mr. Stanner are parties to an employment agreement, effective as of April 17, 2017, the material terms of which were previously reported by the Company on its Current Report on Form 8-K filed with the SEC on April 4, 2017 and are hereby incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC. (Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: April 5, 2018		Executive Vice President, General Counsel, Chief Risk Officer and Secretary